Exhibit 10(n) AGREEMENT Between AMERIPRISE BANK, FSB and AMERIPRISE CERTIFICATE COMPANY Page 1 of 8

AGREEMENT This Agreement (this “Agreement”) is made and entered into as of the 1st day of December, 2019 (the “Effective Date”) by and between Ameriprise Bank, FSB, having its home offices at 707 2nd Avenue South, Minneapolis, Hennepin County, MN 55402 (“Bank”) and Ameriprise Certificate Company, having offices at 707 2nd Avenue South, Minneapolis, Hennepin County, MN (“Company”). WHEREAS, Bank and Company are both wholly owned subsidiaries of Ameriprise Financial, Inc.; and WHEREAS, Bank and Company wish to engage each other regarding certain Ameriprise Rewards fulfillment Services, as described herein; and WHEREAS, the Parties intend that the Services to be provided as further defined herein will be governed by the terms and conditions of this Agreement; and WHEREAS, the Parties are affiliates for purposes of Sections 23A and 23B of the Federal Reserve Act (12 U.S.C. §§ 371c – 371c-1) as implemented by Regulation W of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 223) and as made applicable to the Bank by Section 11(a) of the Home Owners Loan Act (12 U.S.C. § 1468(a)) (together, the “Transactions with Affiliates Rules”). NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Bank and Company agree as follows: Section 1. Definitions. As used in this Agreement, the following terms shall have the meaning hereinafter defined: “Applicable Law” means all laws, statutes, rules and regulations of any federal or state government or body having jurisdiction over the Parties or that apply to the Services. “Customer Information” shall have the meaning set forth in Section 6(a). “Indemnified Parties” shall have the meaning set forth in Section 8. “OCC” means the Office of the Comptroller of the Currency. “Parties” means both Ameriprise Bank, FSB and Ameriprise Certificate Company. “Party” means either Ameriprise Bank, FSB or Ameriprise Certificate Company, as applicable. “Party Data” means data and information supplied to Servicing Party by Receiving Party for purposes of using the Services. “Receiving Party” means the Party that obtains Services from Servicing Party pursuant to any Schedule. “Services” shall have the meaning set forth in Section 2. “Servicing Party” means the Party that provides Services to Receiving Party pursuant to this Agreement. Section 2. Services. Page 2 of 8

(a) Pursuant to the terms of the Co-brand Credit Card Agreement between Bank and U.S. Bank National Association d/b/a Elan Financial Services dated February 13, 2019 (the “Card Agreement”), the Bank has agreed to establish and maintain a rewards program throughout its term (“Rewards Program”) and has entered into an agreement with a rewards program provider for the servicing and management of the Rewards Program. (b) As part of the Rewards Program, the Bank makes available a range of redemption options in exchange for points earned under the Rewards Program. (c) As part of the available redemption options, the Company agrees to support and provide a credit to a client’s existing certificate account in exchange for the redemption of a defined value of rewards points under the Rewards Program. Section 3. Fulfillment of Services. (a) The Parties will use commercially reasonable efforts to perform their respective roles and responsibilities under this Agreement. (b) The Parties shall assist each other and provide information and assistance reasonably requested by a Party to successfully effectuate the Services under this Agreement, to respond to any inquiries or complaints from a Party or any of its customers, and to otherwise ensure that Services are provided at a high level of quality in a cost-effective manner. (c) In no event shall a Party engage in any activity in connection with their roles and responsibilities under this Agreement that would violate Applicable Law. (d) A Party shall promptly provide the other Party all such information and reports as may be reasonably requested to audit, balance, verify and reconcile its activities and compliance with the terms of this Agreement. Section 4. Fees and Expenses. In connection with performance of the Services outlined in this Agreement, Bank shall pay Company in an amount equal to the credit made by Company into a client’s certificate account. Bank shall reduce the client’s rewards points balance in the Rewards Program in an amount equal to the credit provided by Company. Section 5. Records, Reports, and Audits. A Servicing Party shall create and maintain accurate books and records for its Services in accordance with Applicable Law and industry practice. A Servicing Party shall make all records, reports (including internal audit reports and independent, third- party audit reports) and other information created, maintained and produced in connection with this Agreement available to Receiving Party, its agents and regulatory authorities that have jurisdiction over Receiving Party, and Servicing Party agrees to submit to and provide cooperation and assistance to Receiving Party in connection with any examination of Receiving Party conducted by such regulatory authorities. Also, at such times and in such formats as Receiving Party shall reasonably request, Servicing Party shall furnish Receiving Party with any and all statements and reports customarily produced in connection with Services. In addition, at the end of each month, Servicing Party shall provide, if applicable, a complaint resolution log detailing any consumer complaints regarding Services (including copies of any written complaints received) and the action taken to resolve such complaints. Servicing Party shall be solely responsible for the expenses associated with such recordkeeping, reports, statements and logs. Section 6. Safeguarding Customer Information. Page 3 of 8

(a) A Servicing Party acknowledges and agrees that, solely to enable Servicing Party to perform its obligations pursuant to this Agreement, Receiving Party may provide to Servicing Party “nonpublic personal information,” as such term is defined in Section 509 of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder, and information and data derived therefrom, concerning customers of Receiving Party (such Party Data being, collectively, “Customer Information”). Servicing Party further acknowledges and agrees that it shall have the right to use Customer Information solely to fulfill and perform its obligations under this Agreement and otherwise comply with legal and regulatory requirements applicable to Servicing Party. Servicing Party shall have no right to use, reuse or disclose any Customer Information to any person or entity for any reason not specifically permitted under this Agreement. Servicing Party agrees to establish and maintain appropriate controls and measures designed to ensure the security and confidentiality of Customer Information, to protect against any anticipated threats or hazards to the security and integrity of such information, and to protect against unauthorized access to or use of such information, all designed to meet the guidelines set forth at 12 C.F.R. Part 170, Appendix B. Servicing Party further agrees to require any third-party service provider utilized by Servicing Party in accordance with the terms of this Agreement to also agree in writing to establish and maintain such controls and measures and to maintain the confidentiality of Customer Information to the same extent required of Servicing Party. Upon Receiving Party’s request, Servicing Party shall promptly provide audit reports, written test results and such other information reasonably requested by Receiving Party concerning its compliance with this Section 6(a). If Receiving Party reasonably determines that additional monitoring of Servicing Party’s information security measures is appropriate, it may, upon reasonable notice, conduct an audit of Servicing Party to determine whether Servicing Party is satisfying its obligations regarding information security. Servicing Party shall promptly provide Receiving Party with complete information regarding any failure of such controls and measures or any security breach related to Customer Information. (b) Subject to Section 6(a) above, the Parties agree that Party Data furnished by a Party to the other Party shall be received in confidence and kept confidential by the other Party and used by the other Party only for the purpose of providing or receiving Services under this Agreement. The confidentiality obligations of this Section 6(b) do not apply to the extent that such information (i) is already lawfully known to the other Party when received; (ii) thereafter becomes lawfully known from other sources; (iii) is disclosed to affiliates, auditors, agents, third party service providers or counsel or is voluntarily disclosed to regulators or rating agencies, provided that such entity or person has agreed in writing or is required by law to keep such information confidential, or (iv) is required by Applicable Law or court order to be disclosed by the other Party, provided that prior notice of such disclosure (other than to its affiliates, auditors, counsel, regulators or rating agencies) has been given to the other Party by the Party required to make disclosure, when legally permissible, and the Party required to make the disclosure shall (1) provide sufficient notice to permit the other Party to take legal action to prevent the disclosure and (2) to the extent reasonably practicable, cause the entity or person receiving such information to keep it confidential. (c) Servicing Party shall retain Party Data in accordance with Servicing Party’s then- prevailing record retention policy. Servicing Party may, in conformity with such policy, dispose of media containing Receiving Party data in any manner deemed appropriate by Servicing Party. (d) Servicing Party shall maintain a business continuity plan, including plans for disaster recovery, emergency preparedness and business resumption, all designed in accordance with industry standards. Servicing Party shall be solely responsible for the preparation, periodic testing, review and implementation of disaster recovery, emergency preparedness and business resumption plans, and the expenses associated with such plans. Such periodic testing shall occur at least annually. Receiving Party reserves the right to review a copy of Servicing Party’s disaster recovery, emergency preparedness and business resumption plans and participate in such testing. Page 4 of 8

(e) The Parties agree that all information provided to it in connection with this Agreement from the other Party shall be considered confidential and proprietary information (“Confidential Information”) and shall not be disclosed to any third party without the prior written consent of the Party providing the Confidential Information (the “Disclosing Party”). Confidential Information shall include, without limitation: business operations, financial condition or assets, including, but not limited to, technical, developmental, marketing, analysis reports, sales, operating, performance, cost, know-how, documentation, marketing strategies and targeting methods, business objectives, customer and process information, computer programming techniques, and any record bearing media containing or disclosing such information and techniques of the Disclosing Party or its subcontractors or third party providers. Confidential Information shall also include, without limitation the names, addresses, and demographic, behavioral, and credit information relating to customers of the Bank. All consumer report, credit information, and non-experience information from customer applications will be treated as Confidential Information and shall not be shared with third parties or the Bank’s corporate affiliates, subsidiaries or parents of the Bank without the prior written consent of the Disclosing Party. The Party receiving Confidential Information from the Disclosing Party shall use Confidential Information only for the purpose of performing the terms of the Agreement and shall not accumulate in any way or make use of Confidential Information for any other purpose. Servicing Party shall ensure that only its employees, authorized agents, or subcontractors who are on a strict “need to know” such Confidential Information to perform this Agreement will receive Confidential Information and that such persons agree to be bound by the provisions of this Section and maintain the existence of this Agreement and the nature of their obligations hereunder strictly confidential. In addition, Servicing Party agrees that data coming from Receiving Party will be kept in a secure, segregated manner. Receiving Party’s client information must be restricted to authorized resources and users. Section 7. Termination and Transition Services. (a) Term and Termination. The initial term of this Agreement shall expire on [December 1, 2024] (the “Initial Expiration Date”) and will automatically renew for a term that is five (5) years from such Initial Expiration Date (for purpose of clarity, such initial renewal term would expire on [December 1, 2029] and from each subsequent fifth anniversary of the prior expiration date unless, in the case of any such renewal term, Company, on the one hand, or Bank, on the other hand, have given the other written notice of non-renewal at least two (2) years prior to the Initial Expiration Date (for purposes of clarity, such date of notice being [December 1, 2022], or prior to the expiration date of any subsequent renewal term of this Agreement. If none of the Parties gives written notice of non-renewal at least two (2) years prior to the end of a five-year renewal term, this Agreement shall automatically renew for a successive five-year term at the end of such renewal term. Either Party may terminate this Agreement upon 60 days’ prior written notice to the other Party. In addition, either Party may terminate this Agreement upon written notice to the other Party following a material breach by the other Party of an obligation contained in this Agreement that is not cured within 30 days after receipt of written notice of such breach. Notwithstanding anything in this to the contrary, Bank may terminate this Agreement at any time upon written notice to Company in the event the OCC formally objects to this Agreement. No Party may terminate this agreement upon the commencement of a bankruptcy, insolvency, liquidation or unwinding, or any other resolution proceeding with respect to which a Party otherwise enters into liquidation or an orderly wind-down pursuant to a resolution plan applicable to it, provided such Party continues to adhere to its payment obligations under the Agreement. The termination of this Agreement shall not release any Party from liability for any breach by it prior to such termination of any covenant, agreement, obligation, representation or warranty contained herein. All provisions of this Agreement relating to indemnification, confidentiality (including Customer Page 5 of 8

Information) and payment obligations that have accrued prior to termination shall survive termination of this Agreement. Section 8. Indemnification. Each Party shall indemnify, defend and hold harmless the other Party and such other Party’s officers, employees, directors and agents (the “Indemnified Parties”) from and against any and all losses, costs, expenses, fees, claims, damages, liabilities and causes of action (including, but not limited to, reasonable attorneys’ fees and disbursements) resulting or arising from its: (a) breach of any representation, warranty, covenant or agreement contained in this or (b) willful misconduct, fraud, criminal activity, intentional tort or negligence. Section 9. Authority. Each of the Parties hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement, that its performance of its obligations hereunder does not conflict with or violate any provision of Applicable Law, contract or other instrument to which it is a Party, and that this Agreement is a valid and binding obligation enforceable against such Party in accordance with its terms. Section 10. Miscellaneous. (a) This Agreement, (whether now or hereafter existing), constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. (b) The Parties agree that reasonable notice will be provided to the other Party when either Party experiences a financial difficulty, significant incident, service disruption, or significant change in strategy that could affect the other Party’s performance under this Agreement. (c) This Agreement shall be governed by the procedural and substantive laws of the State of Minnesota without giving effect to any choice of law principles. Any claim or action brought by one of the Parties in connection with this Agreement shall be brought in the appropriate Federal or State court located in Hennepin County, Minnesota. (d) The Parties acknowledge and agree that the relationship between them is solely that of independent contractors, and nothing in this Agreement is to be construed to constitute the Parties as employer/employee, franchisor/franchisee, agent/principal, partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking. Nothing in this Agreement shall be construed as if Company is performing management functions for Bank or making management decisions for Bank. (e) This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Except as expressly set forth in this Agreement, neither Party may assign this Agreement without the prior written consent of the other Party; provided, however, either Party may assign this Agreement to an affiliate without the prior written consent of the other Party, provided that the assigning Party and such affiliate execute an agreement under which such affiliate assumes the assigning Party’s obligations and responsibilities under this Agreement. (f) The Parties acknowledge and agree that Bank is a federal savings bank and is subject to examination and regulation by the OCC and may be required to provide notification to the OCC that it has entered into this Agreement. In addition, Company acknowledges and agrees that its performance of Services on behalf of Bank subjects it to OCC examination and oversight, and Company agrees to submit itself to such examination and oversight to, among other things, permit the OCC to (i) evaluate safety and soundness risks to Bank, (ii) assess Company’s financial and operational viability to fulfill its obligation to provide the Services, and (iii) evaluate Company’s compliance with Applicable Law related to the Services. Page 6 of 8

(g) Notwithstanding any provision in this Agreement to the contrary, no Party shall be liable to another Party to the extent fulfillment or performance of any terms or provisions of this Agreement is delayed or prevented by an act of God, war, act of terrorism, civil commotion, fire or other casualty, power outages, general shortages of labor, materials or equipment, government regulations or other cause beyond the reasonable control of such Party. (h) All notices to any of the Parties are to be made in writing and are to be delivered by person, U.S. Mail, courier, facsimile or electronic mail at the following points of contact: If to the Bank: President Ameriprise Bank, FSB One World Trade Center – 78th Floor New York, NY 10007 Facsimile Number: 212-437-8666 Electronic Mail Address: abu.m.arif@ampf.com If to ACC: Treasurer Ameriprise Certificate Company 707 2nd Ave S Minneapolis, MN 55474 Electronic Mail Address: jim.brefeld@ampf.com All notices are deemed delivered and received upon receipt. Either Party may change the address(es) or addressee(s) for notice hereunder upon written notice to the other Party. (i) No waiver of any right under this Agreement shall be effective unless in writing executed by the Party against which enforcement of such waiver is sought. Any waiver shall be effective only for the specific circumstances with respect to which the waiver was provided and shall in no way act as a waiver of future rights. (j) No provision of this Agreement may be amended, altered or modified unless agreed to in writing by both Parties. (k) If any provision of this Agreement is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative order, judicial decision or public policy, all other provisions of this Agreement shall nonetheless remain in full force and effect. (l) The headings in this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof or thereof. (m) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. (n) This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute one and the same instrument. Page 7 of 8

(o) This Agreement (whether now or hereafter existing), shall supersede any and all prior agreements thereto, representations and understandings between the Parties, whether written or oral, with respect to the subject matter of this Agreement. IN WITNESS WHEREOF, Bank and Company have caused this Agreement to be executed on their behalf by their duly authorized officers as of the Effective Date. AMERIPRISE CERTIFICATE COMPANY AMERIPRISE BANK, FSB By: /s/ James A. Brefeld, Jr. By: /s/ Abu Arif Name: James A. Brefeld, Jr. Name: Abu Arif Title: Treasurer Title: President and Chief Executive Officer Date: 12/9/2019 Date: 12/19/2019 Page 8 of 8